UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 8, 2004

POWERCERV CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-27574	59-3350780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 North Ashley Drive, Suite 2675, Tampa, Florida  33602

(Address of Principal Executive Office) (Zip Code)

(813) 226-2600

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1

Press release dated January 8, 2004.

Item 9.  Regulation FD Disclosure.

On January 8, 2004, PowerCerv Corporation issued a joint press release with WhiteKnight SST, Inc., with respect to an agreement between the two companies. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCERV CORPORATION

(Registrant)

By:

/s/ JOHN STANTON

John Stanton

Date:  January 8, 2004

Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated January 8, 2004.

Links

Item 7.  Financial Statements and Exhibits.

Item 9.  Regulation FD Disclosure.

Signatures